Exhibit 24.1

                        POWER OF ATTORNEY

          We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter the "Company"), hereby severally constitute Mark S. Hansen, Lenore T. Graham and Neal J. Rider, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement on Form S-3, any and all amendments thereto (including post-effective amendments), and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 (the "Securities Act"), to be filed with the Securities and Exchange Commission relating to the Fleming Companies, Inc. Dividend Reinvestment and Stock Purchase Plan granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signature                    Title             Date
---------                    -----             ----
MARK S. HANSEN         Chairman, Chief       )
Mark S. Hansen         Executive Officer     )
                       and Director          )
                                             )
NEAL J. RIDER          Executive Vice        )
Neal J. Rider          President and Chief   )
                       Financial Officer     )
                       (Principal financial  )
                       officer)              )
                                             )
KEVIN J. TWOMEY        Senior Vice           )  June 30, 2000
Kevin J. Twomey        President Finance     )
                       and Controller        )
                       (Principal            )
                       accounting officer)   )
                                             )
ARCHIE R. DYKES        Director              )
Archie R. Dykes                              )
                                             )
CAROL B. HALLETT       Director              )
Carol B. Hallett                             )
                                             )
EDWARD C. JOULLIAN III Director              )
Edward C. Joullian III                       )
                                             )
ALICE M. PETERSON      Director              )
Alice M. Peterson                            )
                                             )
GUY A. OSBORN          Director              )
Guy A. Osborn                                )
                                             )
DAVID A. RISMILLER     Director              )
David A. Rismiller                           )